Q4 2025 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com May 15, 2025 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; changes in the interest rate environment and its impact on our business and our portfolio companies; the impact of supply chain constraints on our portfolio companies; elevated levels of inflation and its impact on Capital Southwest's portfolio companies and the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiaries, Capital Southwest SBIC I, LP and Capital Southwest SBIC II, LP, as small business investment companies ("SBIC"); the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policy and its impact on our portfolio companies and our financial condition; and an economic downturn and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

CSWC Senior Management



Michael S. Sarner
President and Chief Executive Officer

- Joined Capital Southwest in June 2015
- Former SVP Treasurer at American Capital
- 30+ years of financial, treasury and BDC experience
- BA – James Madison | MBA – George Washington University
- Certified Public Accountant



Chris T. Rehberger
Chief Financial Officer, Treasurer and Secretary

- Joined Capital Southwest in September 2015
- Former VP at American Capital
- 20+ years of BDC experience
- BS – University of Virginia | MBA – University of Virginia



Josh S. Weinstein
Senior Managing Director and Chief Investment Officer

- Joined Capital Southwest in June 2015
- Former Principal at H.I.G. WhiteHorse
- 20+ years of investment experience in middle market debt and equity
- BA – Columbia University | MBA – University of Southern California
- Chartered Financial Analyst



Ryan P. Kelly
Managing Director and Investment Committee Member

- Joined Capital Southwest in August 2010
- Previous experience at Houlihan Lokey
- 15+ years of BDC experience
- BBA – University of Texas



Tabitha D. Geiger
Chief Compliance Officer

- Joined Capital Southwest in April 2024
- Former Senior MD at IQ-EQ
- 8+ years of compliance experience
- BASc – Texas A&M University | JD – South Texas College

CSWC CAPITAL SOUTHWEST

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Page 5 Michael S. Sarner President and Chief Executive Officer Chris T. Rehberger Chief Financial Officer, Treasurer and Secretary Josh S. Weinstein Senior Managing Director and Chief Investment Officer Amy L. Baker Executive Vice President Accounting Conference Call Participants

Page 6 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) and 7.75% Notes due 2028 ("CSWCZ") • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • 30 employees based in Dallas, Texas • Total Balance Sheet Assets of $1.9 B as of March 31, 2025 • Operate Capital Southwest SBIC I, LP and Capital Southwest SBIC II, LP as wholly-owned subsidiaries • Maintain investment grade issuer ratings of Baa3 from Moody's and BBB- from Fitch CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 7 CSWC leads financing transactions, primarily backing private equity firms that generally fit the following parameters • Flexible financing solutions to fund growth, changes of control, or other corporate events • Investments are diverse among industries, geographic regions, and end markets • Companies with EBITDA between $3 MM and $25 MM • Typical leverage of 2.5x – 4.5x Debt to EBITDA through CSWC debt position and Loan-to-Value of 25% - 50% • Investments generally range in size from $5 MM to $50 MM • Both sponsored and non-sponsored deals • Floating rate first lien debt securities • Frequently make equity co-investments alongside CSWC debt Lower Middle Market Credit Strategy

Page 8 Fiscal Year 2025 Highlights • Investments at Fair Value of $1.8 B compared to $1.5 B in prior year, an increase of 21% ◦ Committed Investment Originations of $665.4 MM for Fiscal Year 2025 • Investment Revenue of $204.4 MM compared to $178.1 MM, an increase of 15% • Paid Regular Dividends of $2.31 compared to $2.24 in prior year, an increase of 3% • Strengthened Balance Sheet through variety of capital raising activities ◦ Raised $181.1 MM in gross equity proceeds through Equity ATM Program at a weighted average price of $23.54, or 142% of the prevailing NAV per share ◦ Issued $230.0 MM in aggregate principal of 5.125% Convertible Notes due 2029, with an initial conversion price of $25.00 per share of common stock ◦ Increased total commitments on existing SPV Credit Facility to $200 MM from $150 MM ◦ Increased total commitments on existing Corporate Credit Facility to $485 MM from $460 MM ◦ Redeemed in full $140.0 MM January 2026 Notes, with no "make-whole" premium required on the redemption • Moody's and Fitch BBB- corporate ratings affirmed ◦ Fitch upgraded CSWC's Secured Debt rating to BBB from BBB- Financial Highlights

Page 9 • Q4 2025 Pre-Tax Net Investment Income (“NII”) of $28.5 MM or $0.56 per share ◦ Adjusted Pre-Tax NII of $0.61 per share, excluding one-time net expenses of $2.8 million, or $0.05 per share, related to the departure of the former President and Chief Executive Officer (1) • Declared Regular Dividend of $0.58 per share for the quarter ending June 30, 2025 ◦ In addition, declared Supplemental Dividend of $0.06 per share for the quarter ending June 30, 2025 • Investment Portfolio at Fair Value of approximately $1.8 B • Net Asset Value per share of $16.70 as of March 31, 2025 • Raised $68.6 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $22.91 per share, or 138% of the prevailing NAV per share • Regulatory Debt to Equity ended at 0.89x for the quarter • $341 MM of total availability under credit facilities and $43 MM in cash and cash equivalents as of quarter end ◦ Post quarter-end, increased total commitments on existing Corporate Credit Facility to $510 MM from $485 MM • Received second SBIC license from the SBA in April 2025 Q4 2025 Highlights Financial Highlights (1) Adjusted pre-tax NII is a non-GAAP measure included to supplement the Company's financial information presented in accordance with GAAP. Non-GAAP measures have limitations and should not be considered in isolation or as a substitute for analysis of the Company's financial results as reported under GAAP. This measure should only be used to evaluate the Company's results of operations in conjunction with its corresponding GAAP measure. The Company has provided a reconciliation of these non-GAAP measures in the above disclosure.

Page 10 Investment Activity Highlights • During the quarter, CSWC originated $149.9 MM in total new committed investments ($124.4 MM funded at close) to four new portfolio companies and fifteen existing portfolio companies ◦ New committed investments consisted of $146.1 MM of first lien debt and $3.8 MM of equity ◦ Weighted average spread on new debt commitments was 6.90% • During the quarter, CSWC exited nine portfolio investments generating proceeds of $40.6 MM and and net realized gains of $5.1 MM ◦ Total proceeds were comprised of $24.6 MM from debt investments and $16.0 MM from equity investments • In the last 12 months, CSWC originated $665.4 MM in total new committed investments and generated $189.7 MM in proceeds from portfolio investment exits • Cumulative weighted average IRR of 13.2% on 96 portfolio company exits, generating $1.1 B in proceeds since launch of credit strategy in January 2015 Q4 2025 Investment Activity

Page 11 $16.59 $0.56 $(0.58) $(0.06) $(0.12) $(0.08) $0.34 $0.05 $16.70 12/31/2024 NAV/Share Pre- Tax Net I nvest ment In come Regular Dividend Supplem ental Dividend Net C hange in In vest ment P ortfo lio Valu e Tax on Real ize d/Unrea lize d Gain s Accr etio n fro m Equity Iss uance Other Corporat e (1) 3/31/2025 NAV/Share $15.50 $16.00 $16.50 $17.00 $17.50 NAV per Share Bridge for Quarter Ended 3/31/25 Earnings / Dividends $(0.08) per Share Investment Portfolio Performance $(0.20) per Share Other Corporate $0.39 per Share (1) Other Corporate primarily consists of share based compensation expense of $0.05.

CSWC Investment Portfolio Composition

Maintaining appropriate portfolio leverage while receiving attractive risk-adjusted returns

Investment Portfolio - Statistics		
(in $000's)	**12/31/2024**	**3/31/2025**
	Total CSWC Portfolio	**Total CSWC Portfolio**
Number of Portfolio Companies	125	121
Total Cost	$1,713,282	$1,779,360
Total Fair Value	$1,701,286	$1,785,299
Average Hold Size Debt Investments (at Fair Value)	$13,897	$15,150
Average Hold Size Equity Investments (at Fair Value)	$2,062	$2,271
% First Lien Investments (at Fair Value)	89.1%	88.9%
% Second Lien Investments (at Fair Value)	1.5%	1.0%
% Subordinated Debt Investments (at Fair Value)	0.1%	0.1%
% Equity (at Fair Value) (1)	9.3%	10.0%
Wtd. Avg. Yield on Debt Investments (2)	12.1%	11.7%
Wtd. Avg. Yield on Total Investments (3)	12.1%	11.5%
Wtd. Avg. EBITDA of Issuer ($MM's) (4)	$20.0	$18.5
Wtd. Avg. Leverage through CSWC Security (5)	3.6x	3.5x

(1) At March 31, 2025 and December 31, 2024, we had equity ownership in approximately 65% and 62%, respectively, of our investments

(2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of March 31, 2025, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments

(3) The weighted average annual effective yields on total investments were calculated by dividing total investment income, exclusive of non-recurring fees, by average total investments at fair value

(4) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarters ended March 31, 2025 and December 31, 2024, twelve portfolio companies and fourteen portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful.

(5) Includes CSWC debt investments only. Calculated as the amount of each portfolio company's debt (including CSWC's position and debt senior or pari passu to CSWC's position, but excluding debt subordinated to CSWC's position) in the capital structure divided by each portfolio company's adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. For the quarters ended March 31, 2025 and December 31, 2024, twelve portfolio companies and fourteen portfolio companies, respectively, are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful.

CSWC CAPITAL SOUTHWEST

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Page 13 Over 95% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate solid performance Investment Rating 12/31/2024 Investment Rating Upgrades Investment Rating Downgrades 3/31/2025 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 36 $414.0 26.8% — $— —% — $— —% 34 $401.0 25.0% 2 113 $1,047.9 67.9% 1 $5.9 0.4% — $— —% 118 $1,128.4 70.3% 3 10 $78.7 5.1% 1 $5.0 0.3% 3 $22.0 1.4% 12 $76.5 4.8% 4 2 $2.0 0.1% — $— —% 1 $0.0 0.0% 2 $0.0 0.0% Quarter-over-Quarter Investment Rating Migration Note: We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein. Investment Ratings range from a rating of 1, which represents the least amount of risk in our portfolio, to 4, which indicates that the investment is performing materially below underwriting expectations.

Page 14 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $30.06 $32.93 $35.40 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $16.37 $16.77 $16.70 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $3.66 $3.89 $4.12 $0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 $10.03 $12.27 $14.58 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 3/31/2025 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase from Credit Strategy of $17.72 per share through 3/31/2025

Page 15 • In the last twelve months ended 3/31/2025, CSWC generated $2.53 per share in Pre-Tax NII and paid out $2.31 per share in Regular Dividends ◦ LTM Pre-Tax NII Regular Dividend Coverage of 110% • Cumulative Pre-Tax NII Regular Dividend Coverage of 110% since launch of credit strategy in 2015 • Total of $4.18 per share Special and Supplemental Dividends declared since launch of credit strategy in 2015 • Estimated Undistributed Taxable Income ("UTI") of $0.79 per share as of March 31, 2025 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.54 $0.97 $0.48 $0.63 $0.50 $0.57 $0.58 $0.59 $0.62 $0.63 $0.63 $0.63 $0.64 $0.63 $0.64 $0.64 $0.44 $0.47 $0.48 $0.48 $0.50 $0.52 $0.53 $0.54 $0.56 $0.57 $0.57 $0.57 $0.58 $0.58 $0.58 $0.58 $0.10 $0.50 $0.05 $0.05 $0.05 $0.06 $0.06 $0.06 $0.06 $0.06 $0.05 $0.06 $0.06 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 8.6% 15.3% 8.1% 13.7% 13.3% 13.0% 11.8% 12.0% 10.8% 10.6% 10.1% 9.7% 10.1% 11.5% 11.5%

Page 16 Granular Credit Portfolio Heavily Weighted Towards First Lien Investments 99% of credit portfolio in first lien senior secured loans with an average investment hold size of 0.9% as of 3/31/2025 Credit Portfolio Heavily Weighted to First Lien $ (M illi on s) Average H old S ize % $93 $167 $239 $368 $474 $573 $794 $1,038 $1,345 $1,606 5.6% 3.6% 3.8% 2.8% 2.3% 1.9% 1.5% 1.3% 0.9% 0.9% Sub-Debt Second Lien First Lien Average Hold Size % 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 3/31/2025 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 64% 28% 8% 82% 10% 8% 4% 10% 86% 90% 8% 2% 6% 92% 2% 93% 7% 96% 4% 43% 41% 16% 97% 3% 99% 1%

Page 17 CSWC Portfolio Mix as of March 31, 2025 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of approximately $1.8 B continues to be heavily weighted towards first lien investments and diverse across industries First Lien 88.9% Second Lien 1.0% Senior Subordinated Debt 0.1% Equity 10.0% Healthcare Services 12% Consumer Products 9% Media & Marketing 8% Food, Agriculture & Beverage 7% Financial Services 7% Consumer Services 7% Business Services 5% Transportation & Logistics 5% Note: Equity represents equity co-investments across 79 portfolio companies.

Page 18 Operating Leverage Trend Driving exceptional Operating Leverage through benefits of internally-managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $974 $1,258 $1,557 $1,883 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% 1.9% 1.7% 1.7% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 FY 23 FY 24 FY 25 $0 $500 $1,000 $1,500 $2,000 1% 2% 3% 4% 5% 6% Total Assets Operating Expenses as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets

Significant Unused Debt Capacity with Long-Term Duration

Earliest debt maturity occurs in October 2026

Facility	Total Commitments	Interest Rate	Maturity	Principal Drawn	Undrawn Commitment
October 2026 Notes (1)	$150.0 MM	3.375%	October 2026	$150.0 MM	N/A
Corporate Credit Facility	$485.0 MM	Term SOFR + 2.15%	August 2028	$235.0 MM	$249.1 MM (2)
August 2028 Notes (3)	$71.9 MM	7.75%	August 2028	$71.9 MM	N/A
SPV Credit Facility	$200.0 MM	Term SOFR + 2.50%	March 2029	$108.0 MM	$92.0 MM
2029 Convertible Notes (4)	$230.0 MM	5.125%	November 2029	$230.0 MM	N/A
SBA Debentures	$175.0 MM	4.42% (5)	September 2031 (6)	$175.0 MM	$0.0 MM



Long-Term Debt Obligations (Calendar Year)
Principal Payments ($MM)
$600
$450
$300
$150
$0
CY 2025
CY 2026
CY 2027
CY 2028
CY 2029
CY 2030 - Thereafter
$150.0
$150.0
$306.9
$71.9
$235.0
$338.0
$230.0
$108.0
$175.0
$175.0
SPV Facility
August 2028 Notes
Corporate Credit Facility
2029 Convertible Notes
October 2026 Notes
SBA Debentures

(1) Redeemable in whole or in part at any time prior to July 1, 2026, at par plus a "make whole" premium, and thereafter at par
(2) Net of $0.9 MM in letters of credit outstanding
(3) Redeemable in whole or in part at Capital Southwest's option on or after August 1, 2025
(4) Redeemable in whole or in part at Capital Southwest's option on or after November 20, 2027 or before the 45th scheduled trading day immediately prior to the maturity date if the price of CSWC common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period
(5) Weighted average interest rate of all SBA Debentures for the three months ended March 31, 2025
(6) First SBA Debentures mature on September 1, 2031

CSWC CAPITAL SOUTHWEST
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Page 20 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2024 Quarter Ended 3/31/2025 Assets Portfolio Investments $1,468,126 $1,508,507 $1,701,286 $1,785,299 Cash & Cash Equivalents 33,299 47,237 36,013 43,221 Restricted Cash — — — 1,650 Other Assets 42,607 48,754 51,766 52,670 Total Assets $1,544,032 $1,604,498 $1,789,065 $1,882,840 Liabilities SBA Debentures $148,880 $149,064 $170,721 $170,918 January 2026 Notes 139,472 139,557 — — October 2026 Notes 148,269 148,462 148,654 148,846 August 2028 Notes 69,820 69,948 70,075 70,194 2029 Convertible Notes — — 222,744 223,107 Credit Facilities 229,000 278,000 308,000 343,000 Other Liabilities 31,260 28,209 38,429 43,142 Total Liabilities $766,701 $813,240 $958,623 $999,207 Shareholders Equity Net Asset Value $777,331 $791,258 $830,442 $883,633 Net Asset Value per Share $16.60 $16.59 $16.59 $16.70 Regulatory Debt to Equity 0.75x 0.80x 0.90x 0.89x

Page 21 Income Statement (In Thousands, except per share amounts) Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2024 Quarter Ended 3/31/2025 Investment Income Interest Income $42,987 $43,698 $42,889 $44,619 PIK Interest Income 3,051 2,398 3,246 3,982 Dividend Income 2,418 572 586 970 Fees and Other Income 2,898 2,038 5,252 2,835 Total Investment Income $51,354 $48,706 $51,973 $52,406 Expenses Cash Compensation $3,466 $1,990 $2,388 $3,299 Share Based Compensation 1,224 1,538 1,544 2,657 General & Administrative 2,931 2,577 2,641 2,778 Total Expenses (excluding Interest) $7,621 $6,105 $6,573 $8,734 Interest Expense $12,447 $12,587 $14,717 $15,208 Pre-Tax Net Investment Income $31,286 $30,014 $30,683 $28,464 Income Tax (Expense) / Benefit (2,427) 1,151 (367) (622) Net Investment Income $28,859 $31,165 $30,316 $27,842 Net Realized and Unrealized Losses $(14,824) $(8,481) $(14,048) $(10,281) Net increase in Net Assets Resulting from Operations $14,035 $22,684 $16,268 $17,561 Weighted Average Basic Shares Outstanding 45,665 47,243 48,315 50,654 Pre-Tax NII Per Basic Weighted Average Share $0.69 $0.64 $0.64 $0.56 NII per Basic Weighted Average Share $0.63 $0.66 $0.63 $0.55 Net Increase in Net Assets Per Basic Wtd. Average Share $0.31 $0.48 $0.34 $0.34 Note: For the quarter ended 3/31/2025, Total Expenses include one-time net expenses of $2.8 million, or $0.05 per share, related to the departure of the former President and Chief Executive Officer

Page 22 Portfolio Statistics Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2024 Quarter Ended 3/31/2025 Portfolio Statistics Fair Value of Debt Investments $1,335,279 $1,374,041 $1,542,524 $1,605,906 Average Debt Investment Hold Size $12,717 $13,086 $13,897 $14,870 Fair Value of Debt Investments as a % of Par 95% 95% 95% 96% % of Investment Portfolio on Non-Accrual at Fair Value 1.9% 3.5% 2.7% 1.7% Weighted Average Yield on Debt Investments 13.26% 12.87% 12.08% 11.68% Fair Value of All Portfolio Investments $1,468,126 $1,508,507 $1,701,286 $1,785,299 Weighted Average Yield on all Portfolio Investments 13.49% 12.73% 12.06% 11.50% Investment Mix (Debt vs. Equity) at Fair Value 91% / 9% 91% / 9% 91% / 9% 90% / 10%

Page 23 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2024 Quarter Ended 3/31/2025 Investment Income Breakdown Cash Interest $41,998 $42,629 $42,294 $42,985 Cash Dividends 2,418 572 586 970 PIK Income 3,051 2,398 3,246 3,982 Amortization of Purchase Discounts and Fees 1,531 1,560 1,641 1,922 Management/Admin Fees 465 480 491 535 Fees & Other Income 1,891 1,067 3,715 2,013 Total Investment Income $51,354 $48,706 $51,973 $52,407 Key Metrics Cash Income as a % of Investment Income (1) 94% 95% 94% 92% % of Total Investment Income that is Recurring 94% 98% 92% 96% (1) Includes Purchase Discounts and Fees previously received in cash

Page 24 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Quarter Ended 12/31/2024 Quarter Ended 3/31/2025 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Basic Share $0.69 $0.64 $0.64 $0.56 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 16.34% 15.31% 15.31% 13.46% Realized Earnings Per Wtd Avg Basic Share $0.65 $0.44 $0.35 $0.01 Realized Earnings Return on Equity (ROE)(1) 15.45% 10.65% 8.55% 0.27% Earnings Per Wtd Avg Basic Share $0.31 $0.48 $0.34 $0.35 Earnings Return on Equity (ROE)(1) 7.33% 11.57% 8.12% 8.30% Regular Dividends per Share $0.57 $0.58 $0.58 $0.58 Supplemental / Special Dividends per Share $0.06 $0.06 $0.05 $0.06 Total Dividends per Share $0.63 $0.64 $0.63 $0.64

Page 25 Note: Illustrative change in annual NII does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in the portfolio. It also does not adjust for other business developments, including future originations and repayments. Accordingly, no assurances can be given that actual results would not differ materially from the table above. Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change ($ Per Share) (200 bps) (25,009,220) (0.47) (150 bps) (18,789,993) (0.36) (100 bps) (12,526,662) (0.24) (50 bps) (6,263,331) (0.12) 50 bps 6,263,331 0.12 2.7% 97.3% Fixed Floating

Corporate Information

Board of Directors
Inside Director
Michael S. Sarner
Independent Directors
David R. Brooks
Christine S. Battist
Jack D. Furst
William R. Thomas
Ramona Rogers-Windsor

Corporate Offices & Website
8333 Douglas Avenue
Suite 1100
Dallas, TX 75225
http://www.capitalsouthwest.com

Senior Management
Michael S. Sarner
President & Chief Executive Officer
Chris T. Rehberger
Chief Financial Officer, Secretary & Treasurer
Josh S. Weinstein
Senior Managing Director & Chief Investment Officer
Ryan P. Kelly
Managing Director & Investment Committee Member
Tabitha D. Geiger
Chief Compliance Officer

Investor Relations
Michael S. Sarner
Capital Southwest
214-884-3829
msarner@capitalsouthwest.com

Fiscal Year End
March 31

Independent Auditor
RSM US LLP Chicago, IL

Corporate Counsel
Eversheds Sutherland (US) LLP

Transfer Agent
Equiniti Trust Company, LLC
www.equiniti.com

Securities Listing
Nasdaq: "CSWC" (Common Stock)
Nasdaq: "CSWCZ" (7.75% Notes due 2028)

Industry Analyst Coverage

Firm	Analyst	Contact Information
Ladenburg Thalmann & Co., Inc.	Mickey Schleien	Direct: 305-572-4131
Citizens JMP	Brian McKenna	Direct: 585-217-7407
Jefferies, LLC	Matthew Hurwit	Direct: 415-419-9644
Raymond James & Associates	Robert Dodd	Direct: 901-579-4560
Oppenheimer & Co., Inc.	Mitchel Penn	Direct: 212-667-7136
UBS Securities, LLC	Douglas Harter	Direct: 212-882-0080

CSWC CAPITAL SOUTHWEST
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